Filed Pursuant to Rule 497(e)
Registration Nos: 033-06502
033-08021
333-111662
333-11283
002-85370
333-32798

SUNAMERICA INCOME FUNDS

SUNAMERICA EQUITY FUNDS

SUNAMERICA SPECIALTY SERIES

SUNAMERICA SERIES, INC.

SUNAMERICA MONEY MARKET FUNDS, INC.

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated May 28, 2014 to each Fund’s Statement of Additional Information,

as supplemented and amended to date

Effective May 20, 2014, Gregory R. Kingston was elected Treasurer of the Funds, replacing Donna M. Handel. Accordingly, all references to Ms. Handel as Treasurer of the Funds are hereby deleted, and shall refer instead to Mr. Kingston. In addition, Ms. Handel’s information in the officer table in each Fund’s Statement of Additional Information, is deleted in its entirety. Mr. Kingston’s information in the officer table in each Fund’s Statement of Additional Information is replaced with the following information:

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Gregory R. Kingston Age: 48	Treasurer	2014 to Present	Vice President, SunAmerica (2001 to 2014); Assistant Treasurer (2002 to 2014).	N/A	N/A

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-ALLSUP_052814